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                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, DC  20549





                                     FORM 8-K/A

                                   (Amendment #1)



                                   CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the Securities Exchange
                                     Act of 1934


                  Date of Report (Date of earliest event reported):
                                  February 17, 1998


                                   OSMONICS, INC.
               (Exact name of Registrant as specified in its charter)



                     Minnesota           1-12714         41-0955759
              (State or other          (Commission      (IRS Employer
               jurisdiction of          File No.)        Identification
               incorporation)                            No.)


             5951 Clearwater Drive,
             Minnetonka, Minnesota                       55343-8995
            (Address of principal executive offices)     (Zip Code)


                 Registrant's telephone number, including area code:
            (612) 933-2277





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                                     FORM 8-K/A


            ITEM 2. ACQUISITION OF ASSETS.

                 On February 17, 1998, Osmonics, Inc. (the _Company_)
            completed the acquisition of all of the shares (the _Acquired Shares_) of Micron Separations, Inc., a New York corporation (_MSI_). MSI, located in Westborough, Massachusetts, is a developer, manufacturer and marketer of microfilter membrane products for laboratory, diagnostic, and industrial use. MSI revenues were less than $15 million in each of the last three years.

                 MSI filed a voluntary petition for reorganization under
            Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Massachusetts on April 9, 1997, Case No. 97-42342-JFQ. On December 15, 1997,
            pursuant to Chapter 11 of the Bankruptcy Code, MSI and the Company submitted a Joint Plan of Reorganization (the _Plan_). The Plan was confirmed by the United States Bankruptcy Court on January 28, 1998. Pursuant to Article VII of the Plan, MSI's existing equity securities were canceled and Osmonics received the Acquired Shares. The Acquired Shares consist of 1,000 shares of common stock of the reorganized MSI, which represents 100% of the outstanding voting securities of MSI.

                 Under the Plan, Osmonics will provide up to $28 million
            (in addition to MSI's cash), for the payment in full of all MSI's creditors and payment to holders of MSI's equity securities. The aggregrate consideration to be paid to holders of MSI's equity securities will not exceed $15,200,000 which amount will be adjusted based upon the final amount of claims of MSI's creditors under Section 1.16 of the Plan and, pursuant to Section 3.5 of the Plan, is subject to set-off rights and a hold back of 10% of the consideration finally determined to be payable to such holders. In addition, pursuant to Section 3.5c of the Plan holders of MSI's equity securities are entitled to receive the amount, if any, of any recovery in a certain lawsuit, less expenses.

                 On February 17, 1998, the Company pursuant to the Plan
            paid James S. Johnson and John Greenwood, both founders and significant shareholders, and certain other shareholders (the _Sellers_) $13,633,500 in cash consideration for the Acquired Shares. The Company will pay up to $1,515,350 in cash to the Sellers one year from the acquisition date subject to certain adjustments and set off rights under the Plan as described above.

                 The Company also made a capital contribution of
            $10,000,000 in cash to MSI on February 17, 1998 pursuant to the Plan to facilitate MSI's payment of various creditors pursuant to the Plan. Finally, James S. Johnson and John Greenwood will be paid a total of $300,000 pursuant to consulting and non-competition agreements executed in connection with the transaction.

            FINANCING FOR THE ACQUISITION

                 The Company financed the acquisition (approximately
            $25,000,000) through expanded interim financing arrangements in the form of a revolving line of credit from a commercial bank.

            DESCRIPTION OF ACQUIRED BUSINESS

                 Micron Separations, Inc. is a prominent developer,
            manufacturer, and marketer of microfilter membrane products for laboratory, diagnostic, and industrial use. MSI provides a full line of microfiltration (MF) membranes to complement the Company's existing complete line of ultrafiltration (UF), NF and RO membranes. This includes nylon membranes 6,6 and 4,6 which are among the most hydrophilic microfiltration membranes available, and are widely used in food, beverage and biotech filtration. The acquisition positions the Company as a more significant player in the laboratory and diagnostics markets, while significantly expanding its capabilities in the pleated membrane cartridge business.

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            ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

            A.   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                 Financial Statements required by this Item 7(a) of MSI will not be filed with the Securities and Exchange Commission on Form 8-K or Form 8-K/A. The acquisition does not exceed the threshold requiring such disclosure as detailed in Regulation S-X, paragraph 305(b).

            B.   PRO FORMA FINANCIAL INFORMATION.

                 Pro forma financial information required by this Item 7(b) of the Company and MSI will similarly not be filed with the Securities and Exchange Commission on Form 8-K or Form 8-K/A. The acquisition does not exceed the threshold requiring such disclosure as documented in Regulation S-X, Article 11.

            C.   EXHIBITS.:

                 The following documents were included as an exhibit to Form 8-K, filed March 4, 1998, and are incorporated herein by reference:

            EXHIBIT NO.           DESCRIPTION

               2.1 First Amended Disclosure Statement to Joint Plan of reorganization Submitted by Micron Separations, Inc. and Osmonics, Inc. are incorporated herein by reference to Form 8-K filed on March 4, 1998.

               2.2 Joint Plan of Reorganization submitted by Micron Separations, Inc. and Osmonics, Inc., dated December 15, 1997 with Exhibit C are incorporated herein by reference to Form 8-K filed on March 4, 1998.

            Certain related transaction documents and exhibits (the _Exhibits_) to the First Amended Disclosure Statement are not being filed herewith. The Registrant undertakes to furnish a copy of any omitted Exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of the omitted Exhibits and Schedules.

            Exhibit A    -    Liquidation Analysis

            Certain related transaction documents and exhibits (the _Exhibits_) to the Joint Plan are not being filed herewith. The Registrant undertakes to furnish a copy of any omitted Exhibit to the Commission upon request. Pursuant to Item 601(b)(2) of Regulation S-K, the following is a list of the omitted Exhibits and Schedules.

            Exhibit A    -    Form of Micron Separations, Inc. Equity
            Interests Trust Agreement.

            Exhibit B    -    Form of Settlement Agreement between Pall
            Corporation and Micron Separations, Inc.

            Exhibit C    -    List of Assumed Leases filed with the
            Bankruptcy Court.

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                                      SIGNATURE


                 Pursuant to the requirements of the Securities Exchange
            Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               OSMONICS, INC.

            Date:  April 26, 1998              By: /s/  D. Dean Spatz
                                                   D. Dean Spatz
                                                   Chief Executive Officer